UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21636

First Trust/abrdn Global Opportunity Income Fund
(Exact name of registrant as specified in charter)

120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Address of principal executive offices) (Zip code)

W. Scott Jardine, Esq.
First Trust Portfolios L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
(Name and address of agent for service)

Registrant’s telephone number, including area code: (630) 765-8000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

First Trust/abrdn
Global Opportunity Income Fund (FAM)
Semi-Annual Report
For the Six Months Ended
June 30, 2023

First Trust/abrdn Global Opportunity Income Fund (FAM)
Semi-Annual Report
June 30, 2023
Caution Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. (“First Trust” or the “Advisor”) and/or abrdn Inc. (“abrdn” or the “Sub-Advisor”) and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as “anticipate,” “estimate,” “intend,” “expect,” “believe,” “plan,” “may,” “should,” “would” or other words that convey uncertainty of future events or outcomes.
Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust/abrdn Global Opportunity Income Fund (the “Fund”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.
Performance and Risk Disclosure
There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund’s shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See “Principal Risks” in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.
Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.
The Advisor may also periodically provide additional information on Fund performance on the Fund’s web page at www.ftportfolios.com.
How to Read This Report
This report contains information that may help you evaluate your investment in the Fund. It includes details about the Fund and presents data and analysis that provide insight into the Fund’s performance and investment approach.
By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund’s performance. The statistical information that follows may help you understand the Fund’s performance compared to that of relevant market benchmarks.
It is important to keep in mind that the opinions expressed by personnel of First Trust and abrdn are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

Shareholder Letter
First Trust/abrdn Global Opportunity Income Fund (FAM)
Semi-Annual Letter from the Chairman and CEO
June 30, 2023
Dear Shareholders,
First Trust is pleased to provide you with the semi-annual report for the First Trust/abrdn Global Opportunity Income Fund (the “Fund”), which contains detailed information about the Fund for the six months ended June 30, 2023.
One economic topic that continues to dominate headlines is whether the Federal Reserve (the “Fed”) will be able to pull off a “soft landing” for the U.S. economy, raising interest rates just high enough to curb inflation, but not so high that they stunt economic growth and cause a recession. Historically, soft landings are exceedingly rare. Over the past 60 years, the Fed has only been able to orchestrate this phenomenon once. This occurred between February 1994 and February 1995 when the Fed doubled the Federal Funds target rate (upper bound), raising it from 3.0% to 6.0%. For comparative purposes, the Federal Funds target rate (upper bound) stood at 5.25% on June 30, 2023, a full 500 basis points above its most recent low of 0.25% on March 15, 2022. Inflation, as measured by the rate of change in the Consumer Price Index (“CPI”), appears to be declining. The CPI stood at 3.0% on June 30, 2023, substantially lower than its most recent peak of 9.1% on June 30, 2022. Despite the Fed’s tighter monetary policy, the U.S. economy continues to show resilience, with gross domestic product (“GDP”) growing in each of the past three quarters.
I am continually amazed by the efficiencies that technological advances can have on production. Take, for example, the recent interest in artificial intelligence (“AI”). The U.S. Census Bureau reported that construction spending by manufacturers in the U.S. has more than doubled in the past year, reaching an annual rate of nearly $190 billion in April 2023, according to Bloomberg. Manufacturing now accounts for close to 13% of all non-government construction, its highest share on record. A portion of the growth in U.S. manufacturing is due to the CHIPS and Science Act, which provided nearly $280 billion in funding to boost domestic research and manufacturing of semiconductors in the U.S. We have also seen the excitement regarding developments in AI drive the S&P 500® Index (the “Index”) higher this year. Year-to-date through June 30, 2023, the Index posted a total return of 16.89%. When the stock market increases by 20% or more from its most recent low, it is often referred to as a “bull market.” On June 8, 2023, the Index closed at 4,293.93, 20.04% above its most recent low of 3,577.03 (which occurred on October 12, 2022).
The U.S. economy has been resilient, posting positive changes to GDP even as monetary policy tightened significantly. That said, there are also economic indicators that point to the potential for weakness over the coming quarters. The Conference Board, a non-profit business membership and research group organization, reported that its Leading Economic Index, which is composed of 10 economic indicators whose changes tend to precede changes in the overall economy, fell by 0.7% to a reading of 106.1 in June 2023, according to Reuters. The result represents the fifteenth consecutive monthly decline in the index, the longest streak of month-over-month decreases since just before the financial crisis in 2007. From our perspective, even if the Fed can pull off a soft landing, it is likely to be a very bumpy ride.
Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Fund again in six months.
Sincerely,
James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

First Trust/abrdn Global Opportunity Income Fund (FAM)
“AT A GLANCE”
As of June 30, 2023 (Unaudited)
Fund Statistics
Symbol on New York Stock Exchange	FAM
Common Share Price	$6.22
Common Share Net Asset Value (“NAV”)	$6.83
Premium (Discount) to NAV	(8.93)%
Net Assets Applicable to Common Shares	$69,322,889
Current Monthly Distribution per Common Share(1)	$0.0600
Current Annualized Distribution per Common Share	$0.7200
Current Distribution Rate on Common Share Price(2)	11.58%
Current Distribution Rate on NAV(2)	10.54%
Common Share Price & NAV (weekly closing price)

Performance
			Average Annual Total Returns
	6 Months Ended 6/30/23	1 Year Ended 6/30/23	5 Years Ended 6/30/23	10 Years Ended 6/30/23	Inception (11/23/04) to 6/30/23
Fund Performance(3)
NAV	7.48%	12.35%	-1.11%	0.74%	4.02%
Market Value	8.97%	13.65%	-0.18%	0.17%	3.24%
Index Performance
Blended Index(4)	4.36%	5.28%	-0.57%	0.57%	3.28%
Bloomberg Global Emerging Markets Index	3.55%	5.96%	0.39%	2.24%	5.01%
Bloomberg Global Aggregate Index	1.43%	-1.32%	-1.08%	0.20%	1.98%
Fund Allocation	% of Net Assets
Foreign Sovereign Bonds and Notes	73.1%
Foreign Corporate Bonds and Notes	29.0
U.S. Government Bonds and Notes	18.4
Corporate Bonds and Notes	0.8
Outstanding Loan	(23.9)
Net Other Assets and Liabilities(5)	2.6
Total	100.0%
(1)	Most recent distribution paid through June 30, 2023. Subject to change in the future.
(2)	Distribution rates are calculated by annualizing the most recent distribution paid through the report date and then dividing by Common Share Price or NAV, as applicable, as of June 30, 2023. Subject to change in the future.
(3)	Total return is based on the combination of reinvested dividend, capital gain, and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(4)	Blended Index consists of the following: FTSE World Government Bond Index (40.0%); JPMorgan Emerging Markets Bond Index - Global Diversified (30.0%); JPMorgan Global Bond Index - Emerging Markets Diversified (30.0%). The Blended Index returns are calculated by using the monthly return of the three indices during each period shown above. At the beginning of each month the three indices are rebalanced to a 40.0%, 30.0%, and 30.0% ratio, respectively, to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Blended Index for each period shown above.
(5)	Includes forward foreign currency contracts.

First Trust/abrdn Global Opportunity Income Fund (FAM)
“AT A GLANCE” (Continued)
As of June 30, 2023 (Unaudited)
Credit Quality(6)	% of Total Investments
AAA	19.9%
AA	6.4
AA-	2.2
A+	0.9
A	2.7
A-	2.1
BBB+	13.1
BBB	5.3
BBB-	4.5
BB+	2.3
BB	11.0
BB-	10.3
B+	4.1
B	3.0
B-	3.4
CCC+	1.7
CCC	0.8
CCC-	1.6
CC	1.4
Not Rated	3.3
Total	100.0%

Top 10 Countries(7)	% of Total Investments
United States	15.8%
Mexico	10.2
Brazil	8.8
South Africa	5.3
Australia	4.5
New Zealand	3.8
Colombia	3.3
Peru	3.2
Poland	2.7
Indonesia	2.5
Total	60.1%
Industry Classification	% of Total Investments
Sovereigns	75.5%
Banks	5.5
Integrated Oils	3.9
Utilities	2.8
Exploration & Production	2.6
Refining & Marketing	1.4
Financial Services	1.0
Industrial Other	0.8
Railroad	0.8
Pharmaceuticals	0.7
Metals & Mining	0.7
Food & Beverage	0.6
Government Development Banks	0.5
Transportation & Logistics	0.5
Chemicals	0.5
Oil & Gas Services & Equipment	0.4
Life Insurance	0.4
Software & Services	0.4
Retail - Consumer Staples	0.4
Construction Materials	0.3
Wireline Telecommunications Services	0.3
Total	100.0%

Top Ten Holdings	% of Total Investments
United States Treasury Note, 2.38%, 5/15/29	10.2%
Brazil Notas do Tesouro Nacional, Series F, 10.00%, 1/01/29	6.1
Treasury Corp. of Victoria, 1.50%, 11/20/30	4.5
Mexican Bonos, 5.75%, 3/05/26	3.9
Republic of South Africa Government Bond, 9.00%, 1/31/40	3.3
United States Treasury Note, 2.75%, 7/31/27	3.1
Peruvian Government International Bond, 6.90%, 8/12/37	2.8
Republic of Poland Government Bond, 1.75%, 4/25/32	2.7
New Zealand Government Bond, 0.50%, 5/15/24	2.6
Indonesia Treasury Bond, 8.38%, 3/15/34	2.5
Total	41.7%

(6)	The credit quality and ratings information presented above reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including S&P Global Ratings, Moody’s Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest ratings are used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.
(7)	Portfolio securities are included in a country based upon their underlying credit exposure as determined by abrdn Inc., the sub-advisor.

Portfolio Commentary
First Trust/abrdn Global Opportunity Income Fund (FAM)
Semi-Annual Report
June 30, 2023 (Unaudited)
Advisor
First Trust Advisors L.P. (“First Trust” or the “Advisor”) serves as the investment advisor to the First Trust/abrdn Global Opportunity Income Fund (the “Fund”). First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund.
Sub-Advisor
abrdn Inc. (“abrdn” or the “Sub-Advisor”), a Securities and Exchange Commission registered investment advisor, is an indirect wholly-owned subsidiary of abrdn plc. abrdn plc is a publicly-traded global provider of long-term savings and investments listed on the London Stock Exchange, managing assets for institutional and retail clients from offices around the world.
Portfolio Management Team
Investment decisions for the Fund are made by abrdn using a team approach and not by any one individual. By making team decisions, abrdn seeks to ensure that the investment process results in consistent returns across all portfolios with similar objectives. abrdn does not employ separate research analysts. Instead, abrdn’s investment managers combine analysis with portfolio management. Each member of the team has sector and portfolio responsibilities such as day-to-day monitoring of liquidity. The overall result of this matrix approach is a high degree of cross-coverage, leading to a deeper understanding of the securities in which abrdn invests. Below are the members of the team with significant responsibility for the day-to-day management of the Fund’s portfolio.
James Athey
Investment Director, Rates Management
Brett Diment
Head of Global Emerging Market Debt
Kevin Daly
Investment Director, Emerging Market Debt
Edwin Gutierrez
Head of Emerging Market Sovereign Debt
Max Wolman
Investment Director, Emerging Market Debt
Patrick O’Donnell
Investment Director, Rates Management
Commentary
First Trust/abrdn Global Opportunity Income Fund
The Fund’s primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation. The Fund pursues these objectives by investing its Managed Assets in the world bond markets through a diversified portfolio of investment grade and below-investment grade government and corporate debt securities. “Managed Assets” means the total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings, if any. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

Portfolio Commentary (Continued)
First Trust/abrdn Global Opportunity Income Fund (FAM)
Semi-Annual Report
June 30, 2023 (Unaudited)
Fund Recap
The Fund had a net asset value (“NAV”) total return(1) of 7.48% and a market value total return of 8.97% for the six-month period ended June 30, 2023, compared to the Blended Index(2) total return of 4.36% over the same period. In addition to this Blended Index, the Fund currently uses other indexes for comparative purposes. The total returns for the six-month period ended June 30, 2023 for these indexes were as follows: the Bloomberg Global Emerging Markets Index was 3.55% and the Bloomberg Global Aggregate Index was 1.43%. The use of forwards had a de minimis impact on Fund performance.
An important factor impacting the return of the Fund relative to its Blended Index was the Fund’s use of financial leverage through the use of bank borrowings. The Fund uses leverage because its managers believe that, over time, leverage provides opportunities for additional income and total return for common shareholders. However, the use of leverage can also expose common shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of the evaluation changes on Common Share NAV and Common Share market value is magnified by the use of leverage. Conversely, leverage may enhance Common Share returns during periods when the prices of securities held by the Fund generally are rising. Unlike the Fund, the Bloomberg Global Emerging Markets Index, Bloomberg Global Aggregate Index and the components of the Blended Index are not leveraged. Leverage had a positive impact on the performance of the Fund over the reporting period.
The Fund has a practice of seeking to maintain a relatively stable monthly distribution, which may be changed at any time. The practice has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. However, the Advisor believes the policy helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV. The monthly distribution began the period at $0.045 per share and ended at $0.06 per share. At the $0.06 per share monthly distribution rate, the annualized distribution rate at June 30, 2023 was 10.54% at NAV and 11.58% at market price. The final determination of the source and tax status of all 2023 distributions will be made after the end of 2023 and will be provided on Form 1099-DIV. The foregoing is not to be construed as tax advice. Please consult your tax advisor for further information regarding tax matters.
Performance Analysis
			Average Annual Total Returns
	6 Months Ended 6/30/23	1 Year Ended 6/30/23	5 Years Ended 6/30/23	10 Years Ended 6/30/23	Inception (11/23/04) to 6/30/23
Fund Performance
NAV	7.48%	12.35%	-1.11%	0.74%	4.02%
Market Value	8.97%	13.65%	-0.18%	0.17%	3.24%
Index Performance
Blended Index	4.36%	5.28%	-0.57%	0.57%	3.28%
Bloomberg Global Emerging Markets Index	3.55%	5.96%	0.39%	2.24%	5.01%
Bloomberg Global Aggregate Index	1.43%	-1.32%	-1.08%	0.20%	1.98%
(1)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year.
(2)	Blended Index consists of the following: FTSE World Government Bond Index (40.0%); JPMorgan Emerging Markets Bond Index – Global Diversified (30.0%); JPMorgan Global Bond Index – Emerging Markets Diversified (30.0%). The Blended Index returns are calculated by using the monthly return of the three indices during each period shown above. At the beginning of each month the three indices are rebalanced to a 40.0%, 30.0%, 30.0% ratio, respectively, to account for the divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Blended Index for each period shown above.

Portfolio Commentary (Continued)
First Trust/abrdn Global Opportunity Income Fund (FAM)
Semi-Annual Report
June 30, 2023 (Unaudited)

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund’s past performance does not predict future performance.
Emerging Market Fixed Income Commentary
Market Recap
The first half of 2023 saw some divergence as emerging markets (“EMs) significantly outperformed developed markets. In particular EMs local was the best performing component due to a combination of a weaker U.S. Dollar (“USD”) over the period and inflation peaking earlier in a number of EM countries versus Developed Markets (“DMs”) countries. This meant the top of the interest rate hiking cycle was reached over the period and markets have started pricing cuts in policy rates resulting in falling yields, whilst yields in DM countries continued to rise with the expectation of further rate hikes by the likes of the Federal Reserve (the “Fed”), European Central Bank (“ECB”) and the Bank of England (“BoE”) still to come. The Turkish Lira and the South African Rand were the only two countries which showed significant depreciation versus the USD over the period, which was due to idiosyncratic stories. In Turkey’s case the unorthodox monetary policies of cutting interest rates in the face of inflation exceeding 80%, leading up to the presidential election, almost guaranteed foreign exchange weakness. In South Africa, the Monetary Policy Committee was slow to react to rising inflation and the domestic pension funds were allowed to increase exposure to international securities putting pressure on the Rand. Latin American countries such as Brazil, Mexico and Colombia had the strongest performing currencies as these were some of the central banks who started hiking policy rates early on, and therefore have benefitted from rapidly declining inflation. As an example, inflation in Brazil is back at 3%, which is the level it was pre-COVID while policy rates remain at 13.75%. The Mexican Peso has benefitted from near shoring as U.S. companies look to move their manufacturing from China to Mexico due to rising geopolitical discord between the U.S. and China. Within external bonds, high yield credits outperformed investment grade credits as a number of distressed sovereigns received support from the International Monetary Fund or neared completion of their debt negotiation with bond holders.
The Fund’s performance within the EM debt portion of the Fund was strong over the six-month period ended June 30, 2023, returning 9.4%, versus the EM debt portion of its Blended Index, returning 6.2%, an outperformance of over 3%. This was due to overweight positions in the strong performing currencies such as the Brazilian Real, Mexican Peso and Colombian Peso. The Fund also avoided holding some of the weaker currencies such as the Chinese Yuan and Turkish Lira. Strong performance also came from holding some of the more distressed high yield credits such as Argentina and Ukraine which recovered over the first half of 2023 as Ukraine received high levels of support from Western governments. In Argentina, the expectation of regime change at the next presidential elections later in the year to more orthodox prudential fiscal policies has resulted in a rally over the period. Zero holdings in Ecuadorian sovereign bonds also benefitted the Fund as the bond prices dropped after the market friendly Ecuadorian President Guillermo Lasso resigned from his post to prevent being impeached. The Fund’s underweight to the central European local markets of Hungary, the Czech Republic and Romania was a drag on performance as bond yields fell from these countries as inflation dropped over the period from highly elevated levels. In the hard currency space, the Fund’s zero holding in El Salvador was also a drag on performance as the bonds rallied over the period as the country was able to avoid default by doing a tender for its short-dated bonds and improving its fiscal deficit. An overweight to Egypt USD bonds had a negative impact on performance as the country continued to delay the privatization of various state-owned entities which would bring in much needed USD to the country. Holdings in off benchmark EM

Portfolio Commentary (Continued)
First Trust/abrdn Global Opportunity Income Fund (FAM)
Semi-Annual Report
June 30, 2023 (Unaudited)
corporate bonds were a positive contributor to the Fund’s performance, such as a Turkish bank, Akbank, which called their bonds at par. The Fund’s holdings in Ukrainian corporates outperformed the sovereign bonds over the period, helping performance.
Over the period the Fund reduced its leverage on the DM bonds portion of the Fund to zero as the cost of the debt exceeded the yields available on the developed market bonds. The leverage remained the same for the EM bonds portion of the Fund as the high yields on offer helped to offset the increased cost of the debt. The strong performance of the EM sleeve meant the leverage helped to add an approximately 0.4% to the Fund’s overall performance.
Market and Fund Outlook
EM sovereign spreads have tightened substantially from the wides reached in the peak of the March 2023 banking crisis, though the absolute yield is higher, at 8.3%. Wider concerns about the economic outlook in DM could harm EM relative valuations if corporate earnings weaken and spreads move to price in expectations of a recession, however, a lower Fed terminal rate and the end of U.S. growth exceptionalism could still be beneficial for EM. We remain selective in our positioning, with an emphasis on credits that we perceive to be less reliant on imminent market access (which remains out of the question for many high yield issuers), and those credits with a more resilient balance sheet, that are less exposed to the higher cost of capital that we expect to prevail for many issuers for some time. A number of countries in the Blended Index, particularly in Sub-Saharan Africa, have spreads over 1,000 basis points (“bps”), so refinancing needs are top of mind, with many issuers preferring to access cheaper multilateral financing. Positive momentum in restructuring the debt of a number of these distressed issuers has been an idiosyncratic driver of returns in the asset class, as well as the participation of higher-beta credits in the broader market risk rally. Softer data coming out of China means that the potential upside risk of a China recovery feels less imminent now, which could present a challenge for those countries which have a large amount of exports to China. The ‘Goldilocks’ EM scenario combines the current rate path for the Fed with the realization of Fed Chairman Jerome Powell’s forecast for a soft landing, resulting in weaker U.S. growth and a weaker USD. The two scenarios that could lead to a risk-off environment would be a higher terminal rate due to stickier U.S. inflation, or markedly lower bond yields due to financial stability risks.
Developed Market Commentary
Market Recap
Incoming economic data through the six-month period ended June 30, 2023, largely suggested that a disinflationary process continued but with notable exceptions and with significant volatility and uncertainty. The pace at which core price pressures were normalizing gave central banks pause for thought and in some markets, such as the United Kingdom (“UK”), there seemed to be an acceleration of core inflationary pressures. Economic data was further mixed with weakness in goods and manufacturing largely offset by ongoing robustness if not outright strength in consumption and services. This mixed picture led to significant volatility in markets and indeed significant volatility in the output from central banks.
The Fed continued to moderate their hawkishness through the early period as headline price pressures abated. This process ultimately resulted in the first meeting without a rate hike in over a year in June 2023. However even this eventuality came with significant caveats and via an incredibly circuitous route. Shortly after Fed Chairman Powell suggested, at the end of February 2023, that future rate hikes might once again consist of moves greater than 25 bps, stresses began to emerge within the U.S. banking system. Several large regional banks began seeing deposit flight as rumors began to emerge about their liquidity position. The issue was that rather than making risky loans, the banks in question had largely invested in “safe” assets like U.S. Treasuries. Unfortunately, the timing of the deposit inflows which saw these banks’ balance sheets grow substantially coincided with the post-COVID-19 pandemic period of low rates. As such, the bank had bought treasuries with a low yield only to watch the Fed drive yields higher and thus create significant mark to market losses on these treasury holdings. As deposits left these banks, that resulted in forced selling of those treasuries thus pushing yields still higher but also crystalizing those losses. This quickly escalated into a self-fulfilling prophecy. Within weeks several banks had collapsed into insolvency and required support from the Federal Deposit Insurance Corporation, a temporary guarantee of all deposits regardless of size and the forced selling of loan books. The result was the second and third biggest bank failures in U.S. history (after Washington Mutual). The Fed’s March 2023 meeting coincided with the teeth of this mini-crisis making for a very difficult decision. The Fed stayed the course and hiked the 50 bps which had been expected, but communicated their belief that further tightening within the banking system would substitute for future hikes which might otherwise have been required. The entire episode saw a dramatic fall in yields led by the short end of the yield curve. Within weeks the 2-Year Treasury yield had fallen from above 5% to closer to 3.5%. This decline, however, was not to last. The “dots” published at their June 2023 meeting (the dots being a graphical representation of each committee member’s expectations around future policy rates) showed a significant increase in expected future rate increases. This process was drawn out through the quarter but ultimately resulted in a significant increase in short dated yields from those banking crisis lows and a significant bear-flattening of the yield curve with 2-Year yields eventually heading back towards 5%. However, unlike most of 2022, this bear-flattening move did not result in significant risk aversion. In fact, risk assets

Portfolio Commentary (Continued)
First Trust/abrdn Global Opportunity Income Fund (FAM)
Semi-Annual Report
June 30, 2023 (Unaudited)
recovered strongly through the period – seemingly driven by a combination of short-covering, renewed optimism about a soft-landing and speculative fervor surrounding the potential for AI to significantly boost profits and efficiency across economies.
Economic data released through the first half of 2023 really did support the Fed’s ongoing attentiveness to potential second and third round price pressures. Core inflation remained elevated but perhaps more pertinently the labor market continued to show incredible strength and resilience, leading to uncomfortably elevated wage pressures and unemployment pinned to multi-year lows.
The rest of the DM largely followed in sympathy and in response to their own incoming data and its robustness in the face of prior attempts to slow it via monetary tightening. This resulted in some central bank about-faces from the likes of the Bank of Canada and Reserve Bank of Australia who had previously hinted that their hikes might be at an end. This re-injection of global hawkishness saw yields rise and curves flatten across much of the developed world.
Within this periodic trend towards a more hawkish world, one country and bond market stood out for the violence and magnitude of the moves there. UK inflation data for April 2023 released in May 2023 showed not just a lack of moderation but a worrying re-acceleration. This data was corroborated and magnified by the strength in the labor market and magnitude of wage growth and indeed by the following month’s inflation report.
The reaction from UK markets was violent. The 2-year UK yield had closed 2022 at around 3.5%. By the end of the first quarter of 2023, that yield was relatively unchanged. By the end of the first half of the fiscal year, that yield had rocketed by nearly 200 bps to sit at around 5.3%. The BoE’s equivocation and intransigence of 2022 was coming back to haunt them. They had been of the belief that a recession would inevitably and immediately follow and as such had relied too heavily on this coming downturn to deal with the inflationary pressures and second round effects. When the data didn’t oblige during the first half of 2023, their stance looked increasingly inappropriate and untenable and the market reacted with violence. The irony, of course, is that reacting with hawkish intent so late in the cycle risks compounding one error with another. It seems more likely that the BoE merely underestimated the lags inherent in monetary policy rather than misunderstanding the effects of their policy. They set policy too cautiously in 2022 but to become aggressive halfway through 2023 risks making the inevitable downturn much larger than would be necessary to deal with inflation. The BoE ended up hiking interest rates by 50 bps at its May 2023 meeting and the market has extrapolated such steps through the end of 2023. This pricing looks extreme and vulnerable, in our opinion.
Performance Analysis
During the six-month period ended June 30, 2023, the Fund’s DM bond portion of the Fund returned 0.83% versus the DM portion of the Blended Index return of 1.65%, which generated an underperformance of 0.82% or 82 bps.
Volatility was once again starkly evident in global bond markets. The first few months saw yields whipsawing in either direction, buffeted by contradictory and unexpected incoming data and twists and turns from global central banks.
By the end of the period the uncertainty and lack of direction had been resolved via higher yields reducing both absolute and relative returns. This move higher in yield thus generated specific performance drag from markets where duration was overweight relative to benchmarks such as Australia, Germany, New Zealand, the U.S. and the UK. Underperformance was mitigated by the decision to hold longer dated bonds as once again yield curves flattened aggressively. The outperformance of both Italian and Japanese bonds over the period led to performance drag from underweights there.
FX positioning also contributed negatively over the period as the euro and sterling both outperformed, generating drag from underweights. The Fund’s long position in the Mexican peso was a meaningful positive as the peso rallied strongly through the period. The underweight in the Australian dollar and overweight in the New Zealand dollar largely cancelled one another out.

Portfolio Commentary (Continued)
First Trust/abrdn Global Opportunity Income Fund (FAM)
Semi-Annual Report
June 30, 2023 (Unaudited)
Market and Fund Outlook
While incoming data has been volatile across countries and regions and between time periods, we strongly suspect that the more forward-looking indicators remain the most instructive. With a significant degree of uncertainty, given there seems to be ongoing anomalies within the data seemingly as a result of the effect that COVID-19 lockdowns have had on a number of facets of economic life, our analysis continues to point to economic slowdown and disinflation as the effects of the global supply shocks pass and the rapid tightening of monetary policy slows the economy. Defensive assets remain cheap while cyclical ones look expensive and increasingly expensive, in our view. We therefore continue to favor a defensive and increasingly defensive stance. We like to own global duration assets and we like to own safety within foreign exchange via the yen and USD.

First Trust/abrdn Global Opportunity Income Fund (FAM)
Portfolio of Investments
June 30, 2023 (Unaudited)
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN SOVEREIGN BONDS AND NOTES (a) – 73.1%
	Angola – 1.6%
1,444,000	Angolan Government International Bond (USD) (b)	9.13%	11/26/49	$1,117,295
	Argentina – 1.9%
383,926	Argentine Republic Government International Bond (USD)	1.00%	07/09/29	125,238
385,881	Argentine Republic Government International Bond (USD) (c)	0.50%	07/09/30	129,103
2,949,672	Argentine Republic Government International Bond (USD) (c)	1.50%	07/09/35	887,282
543,200	Argentine Republic Government International Bond (USD) (c)	3.88%	01/09/38	192,849
				1,334,472
	Australia – 5.5%
7,000,000	Treasury Corp. of Victoria (AUD)	1.50%	11/20/30	3,794,535
	Bahrain – 1.5%
700,000	Bahrain Government International Bond (USD) (d)	4.25%	01/25/28	647,416
510,000	Bahrain Government International Bond (USD) (b)	6.25%	01/25/51	403,221
				1,050,637
	Brazil – 8.9%
5,079,000	Brazil Notas do Tesouro Nacional, Series F (BRL)	10.00%	01/01/27	1,056,593
24,870,000	Brazil Notas do Tesouro Nacional, Series F (BRL)	10.00%	01/01/29	5,094,881
				6,151,474
	Canada – 1.2%
1,251,000	CPPIB Capital, Inc. (CAD) (b)	1.95%	09/30/29	839,225
	Colombia – 1.9%
6,025,900,000	Colombian TES (COP)	9.25%	05/28/42	1,294,038
	Dominican Republic – 1.7%
31,450,000	Dominican Republic International Bond (DOP) (b)	9.75%	06/05/26	582,397
359,000	Dominican Republic International Bond (USD) (d)	5.50%	02/22/29	336,804
340,000	Dominican Republic International Bond (USD) (b)	5.88%	01/30/60	264,329
				1,183,530
	Egypt – 1.6%
1,223,000	Egypt Government International Bond (USD) (d)	8.50%	01/31/47	652,972
928,000	Egypt Government International Bond (USD) (b)	7.90%	02/21/48	479,117
				1,132,089
	Georgia – 0.5%
418,000	Georgia Government International Bond (USD) (d)	2.75%	04/22/26	376,318
	Ghana – 0.4%
662,000	Ghana Government International Bond (USD) (d)	7.63%	05/16/29	285,227
	Hungary – 1.9%
243,430,000	Hungary Government Bond (HUF)	2.50%	10/24/24	643,960
269,970,000	Hungary Government Bond (HUF)	3.00%	10/27/27	658,812
				1,302,772
	Indonesia – 3.0%
27,094,000,000	Indonesia Treasury Bond (IDR)	8.38%	03/15/34	2,081,998
	Iraq – 1.3%
1,010,625	Iraq International Bond (USD) (b)	5.80%	01/15/28	931,320

See Notes to Financial Statements

First Trust/abrdn Global Opportunity Income Fund (FAM)
Portfolio of Investments (Continued)
June 30, 2023 (Unaudited)
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN SOVEREIGN BONDS AND NOTES (a) (Continued)
	Ivory Coast – 1.0%
919,000	Ivory Coast Government International Bond (EUR) (b)	6.63%	03/22/48	$713,677
	Kenya – 1.0%
873,000	Republic of Kenya Government International Bond (USD) (b)	8.25%	02/28/48	670,839
	Malaysia – 2.0%
6,499,000	Malaysia Government Bond (MYR)	3.89%	03/15/27	1,404,118
	Mexico – 8.6%
20,000,000	Mexican Bonos (MXN)	10.00%	12/05/24	1,160,614
61,423,900	Mexican Bonos (MXN)	5.75%	03/05/26	3,283,485
28,833,400	Mexican Bonos (MXN)	7.75%	11/13/42	1,512,073
				5,956,172
	Morocco – 0.8%
665,000	Morocco Government International Bond (USD) (b)	2.38%	12/15/27	582,045
	New Zealand – 4.6%
3,708,000	New Zealand Government Bond (NZD)	0.50%	05/15/24	2,182,233
2,337,000	New Zealand Government Bond (NZD)	2.75%	05/15/51	992,473
				3,174,706
	Nigeria – 0.7%
634,000	Nigeria Government International Bond (USD) (d)	7.63%	11/28/47	452,533
	Oman – 2.3%
1,590,000	Oman Government International Bond (USD) (d)	7.00%	01/25/51	1,578,150
	Peru – 3.4%
8,575,000	Peruvian Government International Bond (PEN) (b)	6.90%	08/12/37	2,331,086
	Poland – 3.3%
12,836,000	Republic of Poland Government Bond (PLN)	1.75%	04/25/32	2,305,205
	Qatar – 2.3%
1,733,000	Qatar Government International Bond (USD) (b)	4.40%	04/16/50	1,580,148
	Rwanda – 0.6%
532,000	Rwanda International Government Bond (USD) (d)	5.50%	08/09/31	403,962
	Saudi Arabia – 1.0%
745,000	Saudi Government International Bond (USD) (d)	4.38%	04/16/29	726,616
	South Africa – 4.0%
67,727,100	Republic of South Africa Government Bond (ZAR)	9.00%	01/31/40	2,768,998
	Ukraine – 0.2%
572,000	Ukraine Government International Bond (USD) (b)	7.75%	09/01/29	138,549
	United Kingdom – 2.7%
1,458,500	United Kingdom Gilt (GBP) (b)	4.25%	06/07/32	1,842,969
	Uruguay – 1.0%
25,167,271	Uruguay Government International Bond (UYU)	4.38%	12/15/28	707,970
	Uzbekistan – 0.7%
300,000	National Bank of Uzbekistan (USD) (b)	4.85%	10/21/25	284,820
See Notes to Financial Statements

First Trust/abrdn Global Opportunity Income Fund (FAM)
Portfolio of Investments (Continued)
June 30, 2023 (Unaudited)
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN SOVEREIGN BONDS AND NOTES (a) (Continued)
	Uzbekistan (Continued)
260,000	Republic of Uzbekistan International Bond (USD) (d)	3.70%	11/25/30	$210,735
				495,555
	Total Foreign Sovereign Bonds and Notes			50,708,228
	(Cost $55,269,374)
FOREIGN CORPORATE BONDS AND NOTES (a) (e) – 29.0%
	Barbados – 0.5%
337,000	Sagicor Financial Co., Ltd. (USD) (d)	5.30%	05/13/28	318,566
	Brazil – 1.9%
440,000	Banco do Brasil S.A. (USD) (b) (f)	6.25%	(g)	391,976
228,000	BRF S.A. (USD) (d)	5.75%	09/21/50	152,495
387,306	Guara Norte Sarl (USD) (d)	5.20%	06/15/34	339,580
500,000	Itau Unibanco Holding S.A. (USD) (b) (f)	4.63%	(g)	387,873
1,550,000	OAS Finance Ltd. (USD) (f) (h) (i) (j)	8.88%	(g)	11,625
460,000	OAS Investments GmbH (USD) (h) (i) (j)	8.25%	10/19/19	3,450
				1,286,999
	Chile – 0.6%
468,000	Empresa Nacional del Petroleo (USD) (d)	3.45%	09/16/31	392,238
	China – 1.2%
888,000	Huarong Finance II Co., Ltd. (USD) (b)	5.50%	01/16/25	844,890
	Colombia – 2.1%
831,000	Ecopetrol S.A. (USD)	5.38%	06/26/26	795,898
218,000	Ecopetrol S.A. (USD)	8.88%	01/13/33	216,059
600,000	Empresas Publicas de Medellin ESP (USD) (b)	4.38%	02/15/31	450,168
				1,462,125
	Dominican Republic – 0.6%
491,000	AES Espana BV (USD) (d)	5.70%	05/04/28	440,100
	Ecuador – 0.6%
470,759	International Airport Finance S.A. (USD) (d)	12.00%	03/15/33	434,440
	Georgia – 1.2%
540,000	Bank of Georgia JSC (USD) (d)	6.00%	07/26/23	539,039
345,000	Georgian Railway JSC (USD) (b)	4.00%	06/17/28	299,196
				838,235
	Ghana – 0.8%
900,000	Tullow Oil PLC (USD) (b)	7.00%	03/01/25	553,567
	India – 2.8%
160,000,000	HDFC Bank Ltd. (INR) (b)	8.10%	03/22/25	1,938,649
	Israel – 1.8%
389,986	Energean Israel Finance Ltd. (USD) (b) (d)	4.88%	03/30/26	362,952
311,000	Energean Israel Finance Ltd. (USD) (b) (d)	8.50%	09/30/33	310,806
600,000	Teva Pharmaceutical Finance Netherlands III B.V. (USD)	7.13%	01/31/25	608,649
				1,282,407
	Kazakhstan – 0.9%
806,000	KazMunayGas National Co. JSC (USD) (b)	5.75%	04/19/47	657,668

See Notes to Financial Statements

First Trust/abrdn Global Opportunity Income Fund (FAM)
Portfolio of Investments (Continued)
June 30, 2023 (Unaudited)
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value (US Dollars)
FOREIGN CORPORATE BONDS AND NOTES (a) (e) (Continued)
	Mexico – 3.8%
400,000	BBVA Bancomer S.A. (USD) (b) (f)	5.13%	01/18/33	$347,453
237,000	Braskem Idesa S.A.P.I. (USD) (d)	6.99%	02/20/32	153,739
225,000	Cemex SAB de CV (USD) (d) (f)	9.13%	(g)	228,149
22,160,000	Petroleos Mexicanos (MXN) (b)	7.19%	09/12/24	1,200,981
570,000	Petroleos Mexicanos (USD)	7.69%	01/23/50	386,827
350,000	Sixsigma Networks Mexico SA de CV (USD) (d)	7.50%	05/02/25	314,752
				2,631,901
	Nigeria – 2.1%
526,000	Access Bank PLC (USD) (d)	6.13%	09/21/26	446,416
464,000	BOI Finance BV (EUR) (d)	7.50%	02/16/27	437,308
270,000	IHS Netherlands Holdco BV (USD) (d)	8.00%	09/18/27	246,780
400,000	SEPLAT Energy PLC (USD) (d)	7.75%	04/01/26	337,208
				1,467,712
	Oman – 0.6%
400,000	Oryx Funding Ltd. (USD) (d)	5.80%	02/03/31	386,871
	Peru – 0.5%
522,000	Petroleos del Peru S.A. (USD) (d)	5.63%	06/19/47	337,177
	Russia – 0.1%
500,000	Sovcombank Via SovCom Capital DAC (USD) (f) (h)	7.75%	(g)	36,432
	Singapore – 0.7%
520,000	Puma International Financing S.A. (USD) (b)	5.00%	01/24/26	468,741
	South Africa – 2.5%
530,000	Eskom Holdings SOC Ltd. (USD) (b)	7.13%	02/11/25	522,085
43,650,000	Eskom Holdings SOC Ltd. (ZAR)	(k)	12/31/32	492,946
400,000	Liquid Telecommunications Financing PLC (USD) (d)	5.50%	09/04/26	226,348
300,000	Sasol Financing USA LLC (USD)	6.50%	09/27/28	268,534
200,000	Transnet SOC Ltd. (USD) (d)	8.25%	02/06/28	194,750
				1,704,663
	Tanzania – 0.6%
452,000	HTA Group Ltd. (USD) (d)	7.00%	12/18/25	428,903
	Trinidad And Tobago – 1.0%
632,000	Heritage Petroleum Co., Ltd. (USD) (d)	9.00%	08/12/29	659,176
	Ukraine – 1.3%
467,000	Kernel Holding S.A. (USD) (d)	6.75%	10/27/27	308,220
567,000	MHP Lux S.A. (USD) (b)	6.95%	04/03/26	321,385
453,000	NPC Ukrenergo (USD) (d)	6.88%	11/09/28	100,792
460,000	Ukraine Railways Via Rail Capital Markets PLC (USD) (b)	8.25%	07/09/26	183,425
				913,822
	Zambia – 0.8%
291,000	First Quantum Minerals Ltd. (USD) (b)	7.50%	04/01/25	291,047
285,000	First Quantum Minerals Ltd. (USD) (d)	8.63%	06/01/31	292,447
				583,494
	Total Foreign Corporate Bonds and Notes			20,068,776
	(Cost $25,354,811)
See Notes to Financial Statements

First Trust/abrdn Global Opportunity Income Fund (FAM)
Portfolio of Investments (Continued)
June 30, 2023 (Unaudited)
Principal Value (Local Currency)	Description	Stated Coupon	Stated Maturity	Value
CORPORATE BONDS AND NOTES (a) – 0.8%
	United States – 0.8%
24,587,000	JPMorgan Chase Bank, N.A. (UAH) (d)	11.67%	11/27/23	$538,555
	(Cost $931,245)
Principal Value	Description	Stated Coupon	Stated Maturity	Value
U.S. GOVERNMENT BONDS AND NOTES (a) – 18.4%
$2,783,500	United States Treasury Note	2.75%	07/31/27	2,624,754
9,432,200	United States Treasury Note	2.38%	05/15/29	8,601,908
2,038,500	United States Treasury Note	2.38%	05/15/51	1,516,612
	Total U.S. Government Bonds and Notes			12,743,274
	(Cost $14,071,689)
Total Investments – 121.3%	84,058,833
(Cost $95,627,119)
Outstanding Loan – (23.9)%	(16,600,000)
Net Other Assets and Liabilities – 2.6%	1,864,056
Net Assets – 100.0%	$69,322,889

Forward Foreign Currency Contracts
Settlement Date	Counterparty	Amount Purchased		Amount Sold		Purchase Value as of 6/30/2023	Sale Value as of 6/30/2023	Unrealized Appreciation/ (Depreciation)
07/19/23	GS	CAD	587,000	USD	437,406	$ 443,236	$ 437,406	$ 5,830
07/19/23	CIT	JPY	454,387,794	USD	3,467,639	3,158,631	3,467,639	(309,008)
07/19/23	DB	USD	4,632,377	AUD	6,875,000	4,632,377	4,582,502	49,875
08/24/23	BAR	USD	1,680,712	BRL	8,460,000	1,680,712	1,749,305	(68,593)
07/19/23	GS	USD	863,836	GBP	691,606	863,836	878,467	(14,631)
07/19/23	CIT	USD	1,161,272	NZD	1,865,000	1,161,272	1,144,456	16,816
07/19/23	GS	USD	3,075,435	ZAR	57,311,000	3,075,435	3,038,920	36,515
Net Unrealized Appreciation / (Depreciation)								$(283,196)
See Note 2D – Forward Foreign Currency Contracts in the Notes to Financial Statements.
See Note 2F – Offsetting on the Statement of Assets and Liabilities in the Notes to Financial Statements for a table that presents the forward foreign currency contracts’ assets and liabilities on a gross basis.
(a)	All of these securities are available to serve as collateral for the outstanding loans.
(b)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933, as amended (the “1933 Act”).
(c)	Step-up security. A security where the coupon increases or steps up at a predetermined date. Interest rate shown reflects the rate in effect at June 30, 2023.
(d)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund’s Board of Trustees, this security has been determined to be liquid by abrdn Inc., the Fund’s sub-advisor (“abrdn” or the “Sub-Advisor”). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At June 30, 2023, securities noted as such amounted to $14,598,540 or 21.1% of net assets.
(e)	Portfolio securities are included in a country based upon their underlying credit exposure as determined by abrdn.
(f)	Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at June 30, 2023. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.
(g)	Perpetual maturity.

See Notes to Financial Statements

First Trust/abrdn Global Opportunity Income Fund (FAM)
Portfolio of Investments (Continued)
June 30, 2023 (Unaudited)
(h)	This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).
(i)	This issuer is in default and interest is not being accrued by the Fund, nor paid by the issuer.
(j)	This issuer has filed for bankruptcy protection in a São Paulo state court.
(k)	Zero coupon bond.

Abbreviations throughout the Portfolio of Investments:
AUD	Australian Dollar
BAR	Barclays Bank
BRL	Brazilian Real
CAD	Canadian Dollar
CIT	Citibank, NA
COP	Colombian Peso
DB	Deutsche Bank
DOP	Dominican Republic Peso
EUR	Euro
GBP	British Pound Sterling
GS	Goldman Sachs
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
UAH	Ukrainian Hryvnia
USD	United States Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

See Notes to Financial Statements

First Trust/abrdn Global Opportunity Income Fund (FAM)
Portfolio of Investments (Continued)
June 30, 2023 (Unaudited)
Currency Exposure Diversification	% of Total Investments†
USD	59.3%
MXN	8.5
BRL	5.3
JPY	3.8
PLN	2.8
PEN	2.8
IDR	2.5
NZD	2.4
INR	2.3
MYR	1.7
HUF	1.6
COP	1.5
CAD	1.5
EUR	1.4
GBP	1.2
UYU	0.8
DOP	0.7
UAH	0.6
ZAR	0.3
AUD	(0.9)
Total	100.0%

†	The weightings include the impact of currency forwards.

Valuation Inputs
A summary of the inputs used to value the Fund’s investments as of June 30, 2023 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):
ASSETS TABLE
	Total Value at 6/30/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Foreign Sovereign Bonds and Notes*	$ 50,708,228	$ —	$ 50,708,228	$ —
Foreign Corporate Bonds and Notes*	20,068,776	—	20,068,776	—
U.S. Government Bonds and Notes	12,743,274	—	12,743,274	—
Corporate Bonds and Notes*	538,555	—	538,555	—
Total Investments	84,058,833	—	84,058,833	—
Forward Foreign Currency Contracts	109,036	—	109,036	—
Total	$ 84,167,869	$—	$ 84,167,869	$—

LIABILITIES TABLE
	Total Value at 6/30/2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Forward Foreign Currency Contracts	$ (392,232)	$ —	$ (392,232)	$ —

*	See Portfolio of Investments for country breakout.

See Notes to Financial Statements

First Trust/abrdn Global Opportunity Income Fund (FAM)
Statement of Assets and Liabilities
June 30, 2023 (Unaudited)
ASSETS:
Investments, at value	$ 84,058,833
Cash	770,996
Foreign currency (Cost $1,009)	1,011
Unrealized appreciation on forward foreign currency contracts	109,036
Due from broker	370,000
Receivables:
Interest	1,656,998
Interest reclaims	197,471
Investment securities sold	85,297
Prepaid expenses	11,110
Total Assets	87,260,752
LIABILITIES:
Outstanding loan	16,600,000
Unrealized depreciation on forward foreign currency contracts	392,232
Due to broker	90,000
Payables:
Investment securities purchased	623,297
Interest and fees on loan	70,028
Investment advisory fees	69,885
Audit and tax fees	33,397
Deferred foreign capital gains tax	23,092
Shareholder reporting fees	11,178
Custodian fees	9,300
Legal fees	5,993
Administrative fees	4,250
Transfer agent fees	1,268
Financial reporting fees	732
Trustees’ fees and expenses	465
Other liabilities	2,746
Total Liabilities	17,937,863
NET ASSETS	$69,322,889
NET ASSETS consist of:
Paid-in capital	$ 110,884,118
Par value	101,432
Accumulated distributable earnings (loss)	(41,662,661)
NET ASSETS	$69,322,889
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)	$6.83
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)	10,143,247
Investments, at cost	$95,627,119
See Notes to Financial Statements

First Trust/abrdn Global Opportunity Income Fund (FAM)
Statement of Operations
For the Six Months Ended June 30, 2023 (Unaudited)
INVESTMENT INCOME:
Interest (net of foreign withholding tax of $7,469)	$ 2,940,901
Other	11,694
Total investment income	2,952,595
EXPENSES:
Interest and fees on loans	582,520
Investment advisory fees	446,745
Legal fees	42,655
Audit and tax fees	34,509
Shareholder reporting fees	27,775
Administrative fees	24,793
Custodian fees	13,339
Listing expense	12,895
Trustees’ fees and expenses	9,748
Transfer agent fees	9,497
Financial reporting fees	4,587
Other	23,738
Total expenses	1,232,801
NET INVESTMENT INCOME (LOSS)	1,719,794
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(3,754,263)
Forward foreign currency contracts	(644,878)
Foreign currency transactions	3,123,285
Net realized gain (loss)	(1,275,856)
Net change in unrealized appreciation (depreciation) on:
Investments	6,471,847
Forward foreign currency contracts	362,142
Foreign currency translation	(2,683,255)
Deferred foreign capital gains tax	(10,705)
Net change in unrealized appreciation (depreciation)	4,140,029
NET REALIZED AND UNREALIZED GAIN (LOSS)	2,864,173
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$ 4,583,967

See Notes to Financial Statements

First Trust/abrdn Global Opportunity Income Fund (FAM)
Statements of Changes in Net Assets
	Six Months Ended 6/30/2023 (Unaudited)	Year Ended 12/31/2022
OPERATIONS:
Net investment income (loss)	$ 1,719,794	$ 3,378,717
Net realized gain (loss)	(1,275,856)	(16,810,908)
Net change in unrealized appreciation (depreciation)	4,140,029	(9,625,220)
Net increase (decrease) in net assets resulting from operations	4,583,967	(23,057,411)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment operations	(3,042,974)	—
Return of capital	—	(6,947,995)
Total distributions to shareholders	(3,042,974)	(6,947,995)
CAPITAL TRANSACTIONS:
Proceeds from Common Shares reinvested	65*	15,965
Net increase (decrease) in net assets resulting from capital transactions	65	15,965
Total increase (decrease) in net assets	1,541,058	(29,989,441)
NET ASSETS:
Beginning of period	67,781,831	97,771,272
End of period	$ 69,322,889	$ 67,781,831
CAPITAL TRANSACTIONS were as follows:
Common Shares at beginning of period	10,143,247	10,141,521
Common Shares issued as reinvestment under the Dividend Reinvestment Plan	—	1,726
Common Shares at end of period	10,143,247	10,143,247

*	Relates to prior years’ Proceeds from Common Shares reinvested.
See Notes to Financial Statements

First Trust/abrdn Global Opportunity Income Fund (FAM)
Statement of Cash Flows
For the Six Months Ended June 30, 2023 (Unaudited)
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$4,583,967
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(19,751,247)
Sales, maturities and paydown of investments	28,858,275
Net amortization/accretion of premiums/discounts on investments	(297,815)
Net realized gain/loss on investments	3,754,263
Net change in unrealized appreciation/depreciation on investments	(6,471,847)
Net change in unrealized appreciation/depreciation on forward foreign currency contracts	(362,142)
Changes in assets and liabilities:
Increase in interest receivable	(194,862)
Decrease in interest reclaims receivable	27,554
Decrease in prepaid expenses	2,020
Decrease in interest and fees payable on loans	(45,230)
Decrease in due to broker	(79,295)
Decrease in investment advisory fees payable	(13,487)
Decrease in audit and tax fees payable	(35,681)
Increase in legal fees payable	5,993
Decrease in shareholder reporting fees payable	(7,594)
Decrease in administrative fees payable	(4,934)
Increase in custodian fees payable	2,846
Decrease in transfer agent fees payable	(1,840)
Increase in trustees’ fees and expenses payable	452
Decrease in financial reporting fees payable	(39)
Increase in deferred foreign capital gains tax	10,705
Increase in other liabilities payable	544
Cash provided by operating activities		$9,980,606
Cash flows from financing activities:
Proceeds from Common Shares reinvested	65
Distributions to Common Shareholders from investment operations	(3,042,974)
Repayment of borrowings	(13,371,193)
Cash used in financing activities		(16,414,102)
Decrease in cash and foreign currency (a)		(6,433,496)
Cash and foreign currency at beginning of period		7,205,503
Cash and foreign currency at end of period		$772,007
Supplemental disclosure of cash flow information:
Cash paid during the period for interest and fees		$627,750

(a)	Includes net change in unrealized appreciation (depreciation) on foreign currency of $(2,683,255).

See Notes to Financial Statements

First Trust/abrdn Global Opportunity Income Fund (FAM)
Financial Highlights
For a Common Share outstanding throughout each period
	Six Months Ended 6/30/2023 (Unaudited)	Year Ended December 31,
		2022	2021	2020	2019	2018
Net asset value, beginning of period	$ 6.68	$ 9.64	$ 11.37	$ 11.93	$ 11.07	$ 12.94
Income from investment operations:
Net investment income (loss)	0.17	0.33	0.44	0.45	0.65	0.69
Net realized and unrealized gain (loss)	0.28	(2.60)	(1.27) (a)	(0.06)	1.09	(1.70)
Total from investment operations	0.45	(2.27)	(0.83)	0.39	1.74	(1.01)
Distributions paid to shareholders from:
Net investment income	(0.30)	—	(0.30)	(0.42)	(0.39)	(0.54)
Return of capital	—	(0.69)	(0.65)	(0.54)	(0.49)	(0.34)
Total distributions paid to Common Shareholders	(0.30)	(0.69)	(0.95)	(0.96)	(0.88)	(0.88)
Common Share repurchases	—	—	—	0.01	0.00 (b)	0.02
Tender offer purchases	—	—	0.05	—	—	—
Net asset value, end of period	$6.83	$6.68	$9.64	$11.37	$11.93	$11.07
Market value, end of period	$6.22	$6.00	$9.62	$10.55	$11.19	$9.38
Total return based on net asset value (c)	7.48%	(23.23)%	(6.96)% (a)	4.84%	17.09%	(6.85)%
Total return based on market value (c)	8.97%	(30.91)%	0.07%	3.71%	29.74%	(12.42)%
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000’s)	$ 69,323	$ 67,782	$ 97,771	$ 144,094	$ 152,154	$ 141,376
Ratio of total expenses to average net assets	3.62% (d)	2.93%	2.29%	2.53%	2.88%	2.81%
Ratio of total expenses to average net assets excluding interest expense	1.91% (d)	1.93%	1.89%	2.00%	1.77%	1.82%
Ratio of net investment income (loss) to average net assets	5.06% (d)	4.57%	4.53%	4.13%	5.60%	5.88%
Portfolio turnover rate	21%	47%	44%	39%	42%	58%
Indebtedness:
Total loans outstanding (in 000’s)	$ 16,600	$ 29,971	$ 42,184	$ 53,514	$ 60,572	$ 60,799
Asset coverage per $1,000 of indebtedness (e)	$ 5,176	$ 3,262	$ 3,318	$ 3,693	$ 3,512	$ 3,325

(a)	The Fund received a reimbursement from the sub-advisor in the amount of $4,120 in connection with a trade error, which represents less than $0.01 per share. Since the sub-advisor reimbursed the Fund, there was no effect on the total return.
(b)	Amount is less than $0.01.
(c)	Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.
(d)	Annualized.
(e)	Calculated by subtracting the Fund’s total liabilities (not including the loans outstanding) from the Fund’s total assets, and dividing by the outstanding loans balance in 000’s.
See Notes to Financial Statements

Notes to Financial Statements
First Trust/abrdn Global Opportunity Income Fund (FAM)
June 30, 2023 (Unaudited)
1. Organization
First Trust/abrdn Global Opportunity Income Fund (the “Fund”) is a diversified, closed-end management investment company organized as a Massachusetts business trust on September 2, 2004, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund trades under the ticker symbol “FAM” on the New York Stock Exchange (“NYSE”).
The Fund’s primary investment objective is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation. The Fund pursues these objectives by investing its Managed Assets in the world bond markets through a diversified portfolio of investment grade and below-investment grade government and corporate debt securities. “Managed Assets” means the total asset value of the Fund minus the sum of the Fund’s liabilities other than the principal amount of borrowings, if any. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.
2. Significant Accounting Policies
The Fund is considered an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
A. Portfolio Valuation
The net asset value (“NAV”) of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The Fund’s NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.
The Fund’s investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent readily available market quotations such as last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Fund’s investment advisor, First Trust Advisors L.P. (“First Trust” or the “Advisor”), in accordance with valuation procedures approved by the Fund’s Board of Trustees, and in accordance with provisions of the 1940 Act and rules thereunder. Investments valued by the Advisor’s Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund’s investments are valued as follows:
Bonds, notes, and other debt securities are fair valued on the basis of valuations provided by a third-party pricing service approved by the Advisor’s Pricing Committee, which may use the following valuation inputs when available:
1)	benchmark yields;
2)	reported trades;
3)	broker/dealer quotes;
4)	issuer spreads;
5)	benchmark securities;
6)	bids and offers; and
7)	reference data including market research publications.
Fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor’s Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:
1)	the credit conditions in the relevant market and changes thereto;
2)	the liquidity conditions in the relevant market and changes thereto;
3)	the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

Notes to Financial Statements (Continued)
First Trust/abrdn Global Opportunity Income Fund (FAM)
June 30, 2023 (Unaudited)
4)	issuer-specific conditions (such as significant credit deterioration); and
5)	any other market-based data the Advisor’s Pricing Committee considers relevant. In this regard, the Advisor’s Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.
Forward foreign currency contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety, and one-hundred eighty day forward rates provided by a third-party pricing service.
Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Advisor’s Pricing Committee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security’s fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:
1)	the most recent price provided by a pricing service;
2)	the fundamental business data relating to the issuer, or economic data relating to the country of issue;
3)	an evaluation of the forces which influence the market in which these securities are purchased and sold;
4)	the type, size and cost of the security;
5)	the financial statements of the issuer, or the financial condition of the country of issue;
6)	the credit quality and cash flow of the issuer, or country of issue, based on abrdn Inc.’s (“abrdn” or the “Sub-Advisor”) or external analysis;
7)	the information as to any transactions in or offers for the security;
8)	the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies;
9)	the coupon payments;
10)	the quality, value and salability of collateral, if any, securing the security;
11)	the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s management (for corporate debt only);
12)	the economic, political and social prospects/developments of the country of issue and the assessment of the country’s governmental leaders/officials (for sovereign debt only);
13)	the prospects for the issuer’s industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and
14)	other relevant factors.
The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:
•	Level 1 – Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
•	Level 2 – Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
o	Quoted prices for similar investments in active markets.
o	Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
o	Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
o	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Notes to Financial Statements (Continued)
First Trust/abrdn Global Opportunity Income Fund (FAM)
June 30, 2023 (Unaudited)
•	Level 3 – Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the investment.
The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund’s investments as of June 30, 2023, is included with the Fund’s Portfolio of Investments.
B. Security Transactions and Investment Income
Security transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Amortization of premiums and accretion of discounts are recorded by using the effective interest method.
The United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates the London Interbank Offered Rates (“LIBOR”), announced on March 5, 2021 that it intended to phase-out all LIBOR reference rates, beginning December 31, 2021. Since that announcement, the FCA has ceased publication of all non-USD LIBOR reference rates and the 1-week and 2-month USD LIBOR reference rates as of December 31, 2021. The remaining USD LIBOR settings will cease to be published or no longer be representative immediately after June 30, 2023. The International Swaps and Derivatives Association, Inc. (“ISDA”) confirmed that the FCA’s March 5, 2021 announcement of its intention to cease providing LIBOR reference rates, constituted an index cessation event under the Interbank Offered Rates (“IBOR”) Fallbacks Supplement and the ISDA 2020 IBOR Fallbacks Protocol for all 35 LIBOR settings and confirmed that the spread adjustment to be used in ISDA fallbacks was fixed as of the date of the announcement.
In the United States, the Alternative Reference Rates Committee (the “ARRC”), a group of market participants convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York in cooperation with other federal and state government agencies, has since 2014 undertaken efforts to identify U.S. dollar reference interest rates as alternatives to LIBOR and to facilitate the mitigation of LIBOR-related risks. In June 2017, the ARRC identified the Secured Overnight Financing Rate (“SOFR”), a broad measure of the cost of cash overnight borrowing collateralized by U.S. Treasury securities, as the preferred alternative for U.S. dollar LIBOR. The Federal Reserve Bank of New York began daily publishing of SOFR in April 2018. There is no assurance that any alternative reference rate, including SOFR, will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity.
At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on the Fund or its investments.
Withholding taxes and tax reclaims on foreign interest have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.
Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At June 30, 2023, the Fund had no when-issued, delayed-delivery or forward purchase commitments.
C. Restricted Securities
The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of June 30, 2023, the Fund held restricted securities as shown in the following table that the Sub-Advisor has deemed illiquid pursuant to procedures adopted by the Fund’s Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation note (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.

Notes to Financial Statements (Continued)
First Trust/abrdn Global Opportunity Income Fund (FAM)
June 30, 2023 (Unaudited)
Security	Acquisition Date	Principal Value	Current Price	Carrying Cost	Value	% of Net Assets
OAS Finance Ltd., 8.88%	4/18/2013	$1,550,000	$0.75	$1,550,000	$11,625	0.02%
OAS Investments GmbH, 8.25%, 10/19/19	10/12/2012	460,000	0.75	460,000	3,450	0.00
Sovcombank Via SovCom Capital DAC, 7.75%	2/19/2020	500,000	7.29	511,643	36,432	0.05
				$2,521,643	$51,507	0.07%
D. Forward Foreign Currency Contracts
The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. Forward foreign currency contracts are agreements between two parties (“Counterparties”) to exchange one currency for another at a future date and at a specified price. The Fund uses forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund’s foreign currency exposure. These contracts are valued daily, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in “Unrealized appreciation on forward foreign currency contracts” and “Unrealized depreciation on forward foreign currency contracts” on the Statement of Assets and Liabilities. The change in unrealized appreciation (depreciation) is included in “Net change in unrealized appreciation (depreciation) on forward foreign currency contracts” on the Statement of Operations. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or the cost of) the closing transaction and the Fund’s basis in the contract. This realized gain or loss is included in “Net realized gain (loss) on forward foreign currency contracts” on the Statement of Operations. Risks arise from the possible inability of Counterparties to meet the terms of their contracts and from movement in currency, securities values and interest rates. Due to the risks, the Fund could incur losses in excess of the net unrealized value shown on the Forward Foreign Currency Contracts table in the Portfolio of Investments. In the event of default by the Counterparty, the Fund will provide notice to the Counterparty of the Fund’s intent to convert the currency held by the Fund into the currency that the Counterparty agreed to exchange with the Fund. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
E. Foreign Currency
The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in “Net change in unrealized appreciation (depreciation) on foreign currency translation” on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in “Net change in unrealized appreciation (depreciation) on investments” on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are shown in “Net realized gain (loss) on foreign currency transactions” on the Statement of Operations. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in “Net realized gain (loss) on investments” on the Statement of Operations.
F. Offsetting on the Statement of Assets and Liabilities
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statement of Assets and Liabilities and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on the Fund’s financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.
For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting arrangements (“MNAs”) or similar agreements on the Statement of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

Notes to Financial Statements (Continued)
First Trust/abrdn Global Opportunity Income Fund (FAM)
June 30, 2023 (Unaudited)
At June 30, 2023, derivative assets and liabilities (by type) on a gross basis are as follows:
Gross Amounts not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Amounts Received	Net Amount
Forward Foreign Currency Contracts*	$ 109,036	$ —	$ 109,036	$ (31,447)	$ —	$ 77,589
Gross Amounts not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Amounts Pledged	Net Amount
Forward Foreign Currency Contracts*	$ (392,232)	$ —	$ (392,232)	$ 31,447	$ —	$ (360,785)
* The respective Counterparties for each contract are disclosed in the Forward Foreign Currency Contracts table in the Portfolio of Investments.
G. Dividends and Distributions to Shareholders
The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions of any long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund’s Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.
Distributions from net investment income and realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.
The tax character of distributions paid by the Fund during the fiscal year ended December 31, 2022, was as follows:
Distributions paid from:
Ordinary income	$—
Capital gains	—
Return of capital	6,947,995

Notes to Financial Statements (Continued)
First Trust/abrdn Global Opportunity Income Fund (FAM)
June 30, 2023 (Unaudited)
As of December 31, 2022, the components of distributable earnings and net assets on a tax basis were as follows:
Undistributed ordinary income	$—
Undistributed capital gains	—
Total undistributed earnings	—
Accumulated capital and other losses	(26,165,221)
Net unrealized appreciation (depreciation)	(16,912,262)
Total accumulated earnings (losses)	(43,077,483)
Other	(126,171)
Paid-in capital	110,985,485
Total net assets	$67,781,831
H. Income and Other Taxes
The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund’s taxable income exceeds the distributions from such taxable income for the calendar year.
Certain countries assess a capital gains tax on securities sold in their local markets. This tax is accrued as the securities in these foreign markets appreciate in value and is paid at the time of sale to the extent a capital gain is realized. Taxes accrued on securities in an unrealized appreciation position are included in “Net change in unrealized appreciation (depreciation) on deferred foreign capital gains tax” on the Statement of Operations. The capital gains tax paid on securities sold, if any, is included in “Net realized gain (loss) on foreign capital gains tax” on the Statement of Operations.
India’s Finance Bill, 2018 (“Finance Bill, 2018”) was enacted into law on March 29, 2018 and amongst other provisions, it introduced a long-term capital gains tax beginning April 1, 2018. Long-term capital gains on the sale of listed shares in excess of INR 0.1 million are taxed at the rate of 10% (plus applicable surcharge and cess (which is a type of tax)) subject to satisfaction of certain conditions. Long-term capital gains accruing as of January 31, 2018 are considered exempt due to a grandfather clause in the provision. The aforesaid exemption from long-term capital gains tax is available with respect to shares acquired between October 1, 2004 and March 31, 2018 only if on such acquisitions Securities Transaction Tax (“STT”) was chargeable. Certain exceptions in this regard, such as acquisition of shares in a public offer, bonus, rights issued, etc. for which the condition of chargeability of STT on acquisition is not applicable, have been notified.
In the case of the sale of listed shares held by a Fund for one year or less, the income is classified as short-term capital gains and is taxable at 15% (plus applicable surcharge and cess) provided the shares are sold on the stock exchange and subjected to STT. For above purposes, the applicable rate of surcharge is 2% or 5% (depending on the level of income of the Fund). The Finance Bill, 2018 increases the cess imposed on the sum of tax and surcharge from 3% to 4%. The cess 4% rate is applied to the capital gains tax, resulting in a higher effective rate of capital gains tax.
Where the sale of shares is outside the stock exchange and not subject to STT, the long-term capital gains are taxed at 10% (plus applicable surcharge and cess) and short-term capital gains are taxed at 30% (plus applicable surcharge and cess). The Finance Bill, 2018, approves the carry forward of long-term capital losses to be offset against long-term capital gains. Short-term losses can be netted against both short-term gains and long-term gains.
Until March 31, 2020, dividends received by the Fund from Indian companies were exempt from tax in India because Indian companies were required to pay dividend distribution tax. The Indian Finance Act, 2020 has amended the dividend taxation framework effective April 1, 2020 and accordingly dividends would now be taxable in the hands of the shareholders at 20%, plus applicable surcharge and cess. Subsequent to the Indian Finance Act, 2020, “The Taxation and Other Laws (Relaxation and Amendment of Certain Provisions) Bill, 2020” (the “Bill”) was enacted into law and is effective retroactively to April 1, 2020. The Bill caps the maximum surcharge at 15% of the tax on dividend income earned by the Fund. The highest effective tax rate proposed for non-corporate entities on dividends will be 23.92%. Note, the Fund will not obtain relief under the US-India tax treaty as the treaty rate of 25% is higher than the domestic rate. Any excess taxes withheld can be off-set against capital gains tax liability during the year or claimed as a refund in the annual tax return.

Notes to Financial Statements (Continued)
First Trust/abrdn Global Opportunity Income Fund (FAM)
June 30, 2023 (Unaudited)
Please note that the above description is based on current provisions of Indian law, and any change or modification made by subsequent legislation, regulation, or administrative or judicial decision could increase the Indian tax liability of a Fund and thus reduce the return to a Fund’s shareholders. There can be no assurance that the Indian tax authorities and/or regulators will not take a position contrary to the views expressed herein. If the Indian tax authorities and/or regulators take a position contrary to the views expressed herein, adverse unpredictable consequences may follow.
The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At December 31, 2022, the Fund had $26,165,221 of non-expiring capital loss carryforwards for federal income tax purposes.
Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended December 31, 2022, the Fund did not incur any net late year ordinary or capital loss.
The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2019, 2020, 2021, and 2022 remain open to federal and state audit. As of June 30, 2023, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund’s financial statements for uncertain tax positions.
As of June 30, 2023, the aggregate cost, gross unrealized appreciation, gross unrealized depreciation, and net unrealized appreciation/(depreciation) on investments (including short positions and derivatives, if any) for federal income tax purposes were as follows:
Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$95,627,119	$1,992,239	$(13,843,721)	$(11,851,482)
I. Expenses
The Fund will pay all expenses directly related to its operations.
3. Investment Advisory Fee, Affiliated Transactions and Other Fee Arrangements
First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the ongoing monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain administrative services necessary for the management of the Fund. For these services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund’s Managed Assets. First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.
abrdn serves as the Fund’s sub-advisor and manages the Fund’s portfolio subject to First Trust’s supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.50% of the Fund’s Managed Assets that is paid by First Trust out of its investment advisory fee.
abrdn, an SEC registered investment advisor, is an indirect wholly-owned subsidiary of abrdn plc. abrdn plc is a publicly-traded global provider of long-term savings and investments listed on the London Stock Exchange, managing assets for institutional and retail clients from offices around the world.
Computershare, Inc. (”Computershare“) serves as the Fund’s transfer agent in accordance with certain fee arrangements. As transfer agent, Computershare is responsible for maintaining shareholder records for the Fund.
The Bank of New York Mellon (“BNYM”) serves as the Fund’s administrator, fund accountant, and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund’s books of account, records of the Fund’s securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of the Fund’s assets. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Notes to Financial Statements (Continued)
First Trust/abrdn Global Opportunity Income Fund (FAM)
June 30, 2023 (Unaudited)
Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates (“Independent Trustees”) is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a target outcome fund or an index fund.
Additionally, the Lead Independent Trustee and the Chairs of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairs rotate every three years. The officers and “Interested” Trustee receive no compensation from the Fund for acting in such capacities.
4. Purchases and Sales of Securities
The cost of purchases and proceeds from sales of investments, other than U.S. government obligations and short-term obligations, for the six months ended June 30, 2023, were $17,652,618 and $20,738,912, respectively. The cost of purchases and proceeds from sales of U.S. government obligations, for the six months ended June 30, 2023, were $495,495 and $6,439,761, respectively.
5. Derivative Transactions
The following table presents the type of derivatives held by the Fund at June 30, 2023, the primary underlying risk exposure and the location of these instruments as presented on the Statement of Assets and Liabilities.
		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Forward foreign currency contracts	Currency Risk	Unrealized appreciation on forward foreign currency contracts	$ 109,036	Unrealized depreciation on forward foreign currency contracts	$ 392,232
The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended June 30, 2023, on derivative instruments, as well as the primary underlying risk exposure associated with each instrument.
Statement of Operations Location
Currency Risk Exposure
Net realized gain (loss) on forward foreign currency contracts	$(644,878)
Net change in unrealized appreciation (depreciation) on forward foreign currency contracts	362,142
For the six months ended June 30, 2023, the notional values of forward foreign currency contracts opened and closed were $165,594,160 and $202,152,204, respectively.
6. Borrowings
The Fund has a credit agreement with The Bank of Nova Scotia, which provides for a revolving credit facility to be used as leverage for the Fund. The revolving credit facility provides for a secured line of credit for the Fund where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an “asset coverage” of at least 300% (33-1/3% of the Fund’s total assets after borrowings). The total commitment under the facility is up to $35,000,000. As of June 30, 2023, the Fund had one loan outstanding under the revolving credit facility totaling $16,600,000, which approximates fair value, under the credit agreement. The borrowings are categorized as Level 2 within the fair value hierarchy. On December 16, 2022, the Fund amended its credit agreement with Scotia (”Amended Credit Agreement“). The Amended Credit Agreement replaces LIBOR as the applicable rate. The borrowing rate is the applicable Term SOFR rate plus 95 basis points plus a credit spread adjustment of (a) 10 bps for a loan with a one month interest period, (b) 25 bps for a loan with a three month interest period, and (c) 40 bps for a loan with a six month interest period. The loans were converted to Term SOFR loans on February 7, 2023. Prior to February 7, 2023, the rate was 1-month LIBOR plus 0.95%. For the six months ended June 30, 2023, the average amount outstanding was $21,409,545. The high and low annual interest rates during the six months ended June 30, 2023 were 6.22% and 2.93%, respectively, and the average weighted average interest rate was 5.60%. The weighted average interest rate at June 30, 2023 was 6.22%. The Fund pays a commitment fee of 0.25% on any day that the loan balances are less than 75% of the total commitment or

Notes to Financial Statements (Continued)
First Trust/abrdn Global Opportunity Income Fund (FAM)
June 30, 2023 (Unaudited)
0.15% in all other events. These fees are included in “Interest and fees on loans” on the Statement of Operations. The revolving credit facility is scheduled to expire on December 15, 2023, but can be renewed annually.
7. Indemnification
The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
8. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

Additional Information
First Trust/abrdn Global Opportunity Income Fund (FAM)
June 30, 2023 (Unaudited)
Dividend Reinvestment Plan
If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.
If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:
(1)	If Common Shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.
(2)	If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.
You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.
The Plan Agent maintains all Common Shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.
There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.
Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.
If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.
The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing Computershare, Inc., P.O. Box 505000, Louisville, KY 40233-5000.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund’s website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.
Portfolio Holdings
The Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the

Additional Information (Continued)
First Trust/abrdn Global Opportunity Income Fund (FAM)
June 30, 2023 (Unaudited)
SEC’s website at www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for the Fund is available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Submission of Matters to a Vote of Shareholders
The Fund held its Annual Meeting of Shareholders (the “Annual Meeting”) on April 17, 2023. At the Annual Meeting, Denise M. Keefe and Robert F. Keith were elected by the Common Shareholders of the First Trust/abrdn Global Opportunity Income Fund as Class I Trustees for a three-year term expiring at the Fund’s annual meeting of shareholders in 2026. The number of votes cast in favor of Mrs. Keefe was 7,286,541 and the number of votes withheld was 360,056. The number of votes cast in favor of Mr. Keith was 7,255,129 and the number of votes withheld was 391,468. James A. Bowen, Richard E. Erickson, Thomas R. Kadlec, and Niel B. Nielson are the other current and continuing Trustees.
Amended and Restated By-Laws
On June 22, 2023, the Board of Trustees of the Fund amended and restated the existing Amended and Restated By-Laws (and as so amended and restated, the “By-Laws”), effective immediately. The By-Laws were revised to rescind Article XII and its accompanying control share provisions, along with other conforming amendments.
The foregoing description is qualified in its entirety by reference to the full text of the By-Laws, a copy of which can be found in the Current Report on Form 8-K filed by the Fund with the Securities and Exchange Commission on June 23, 2023, which is available at www.sec.gov, and may also be obtained by writing to the Secretary of the Fund at the Fund’s principal executive office.
Principal Risks
The Fund is a closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. The following discussion summarizes the principal risks associated with investing in the Fund, which includes the risk that you could lose some or all of your investment in the Fund. The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and, in accordance therewith, files reports, proxy statements and other information that is available for review.
Africa Risk. The Fund may invest in African issuers. A fund that invests in securities issued by African issuers is subject to certain risks specifically associated with investments in the securities of African issuers. Investing in the economies of African countries involves risks not typically associated with investments in securities of issuers in more developed economies, countries or geographic regions that may negatively affect the value of investments in the Fund. Such heightened risks include, among others, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, political instability, including authoritarian and/or military involvement in governmental decision making, armed conflict, civil war, and social instability as a result of religious, ethnic and/or socioeconomic unrest or widespread outbreaks of disease. The securities markets in Africa are underdeveloped and are often considered to be less correlated to global economic cycles than markets located in more developed economies, countries or geographic regions. Securities markets in African countries are subject to greater risks associated with market volatility, lower market capitalization, lower trading volume, illiquidity, inflation, greater price fluctuations, uncertainty regarding the existence of trading markets, governmental control and heavy regulation of labor and industry. Moreover, trading on African securities markets may be suspended altogether. Certain governments in African countries may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in those countries. Moreover, certain countries in Africa may require governmental approval or special licenses prior to investment by foreign investors; may limit the amount of investment by foreign investors in a particular industry and/or issuer; may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domestic investors of those countries; and/or may impose additional taxes on foreign investors. These factors, among others, make investing in issuers located or operating in countries in Africa significantly riskier than investing in issuers located or operating in more developed countries.

Asia Risk. The Fund is subject to certain risks specifically associated with investments in the securities of Asian issuers. Many Asian economies have experienced rapid growth and industrialization, and there is no assurance that this growth rate will be maintained. Some Asian economies are highly dependent on trade, and economic conditions in other countries within and outside Asia can impact these economies. Certain of these economies may be adversely affected by trade or policy disputes with its major trade partners. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Certain Asian countries have experienced and may in the future experience expropriation and nationalization of assets, confiscatory taxation, currency manipulation, political instability,

Additional Information (Continued)
First Trust/abrdn Global Opportunity Income Fund (FAM)
June 30, 2023 (Unaudited)
armed conflict and social instability as a result of religious, ethnic, socio-economic and/or political unrest. In particular, escalated tensions involving North Korea and any outbreak of hostilities involving North Korea could have a severe adverse effect on Asian economies. Governments of certain Asian countries have exercised, and continue to exercise, substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions could have a significant effect on the issuers of the Fund’s securities or on economic conditions generally. Recent developments in relations between the U.S. and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on the economy of Asian countries and a commensurately negative impact on the Fund.

Asset-Backed Securities Risk.  Asset-backed securities are debt securities typically created by buying and pooling loans or other receivables other than mortgage loans and creating securities backed by those similar type assets. Asset-backed securities are subject to credit risk, extension risk, interest rate risk, liquidity risk, prepayment risk and valuation risk, as well as risk of default on the underlying assets. Rising interest rates tend to extend the duration of such securities, making them more sensitive to losses in value resulting from increases in interest rates. These securities are generally not backed by the full faith and credit of the U.S. government and are subject to the risk of default on the underlying asset or loan, particularly during periods of economic downturn. Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities. Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables and any entities providing credit enhancement.

Credit Agency Risk.  Credit ratings are determined by credit rating agencies and are only the opinions of such entities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk or the liquidity of securities. Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by the Fund or such credit rating agency’s ability to evaluate creditworthiness, and, as a result, may adversely affect those securities’ perceived or actual credit risk.

Credit and Below-Investment Grade Securities Risk. Credit risk is the risk that the issuer or other obligated party of a debt security in the Fund’s portfolio will fail to pay, or it is perceived that it will fail to pay, dividends and/or interest or repay principal, when due. Below-investment grade instruments, including instruments that are not rated but judged to be of comparable quality, are commonly referred to as high-yield securities or “junk” bonds and are considered speculative with respect to the issuer’s capacity to pay dividends or interest and repay principal and are more susceptible to default or decline in market value than investment grade securities due to adverse economic and business developments. High-yield securities are often unsecured and subordinated to other creditors of the issuer. The market values for high-yield securities tend to be very volatile, and these securities are generally less liquid than investment grade securities. For these reasons, an investment in the Fund is subject to the following specific risks: (i) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (ii) greater risk of loss due to default or declining credit quality; (iii) adverse company specific events more likely to render the issuer unable to make dividend, interest and/or principal payments; (iv) negative perception of the high-yield market which may depress the price and liquidity of high-yield securities; (v) volatility; and (vi) liquidity.

Credit Linked Notes Risk.  Credit linked notes are securities that are collateralized by one or more credit default swaps on designated debt securities that are referred to as “reference securities.” Through the purchase of a credit linked note, the buyer assumes the risk of the default or, in some cases, other declines in credit quality of the referenced securities. The buyer also takes on exposure to the issuer of the credit linked note in the full amount of the purchase price of the note. The issuer of a credit linked note normally will have hedged its risk on the reference securities without acquiring any additional credit exposure. The Fund has the right to receive periodic interest payments from the issuer of the credit linked note at an agreed upon interest rate, and, if there has been no default or, if applicable, other declines in credit quality, a return of principal at the maturity date. If one of the underlying reference securities defaults or suffers certain other declines in credit quality, the Fund may, instead of receiving repayment of principal in whole or in part, receive the security that has defaulted. The market for credit linked notes may suddenly become illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit linked notes. In certain cases, a market price for a credit linked note may not be available.

Current Market Conditions Risk. Current market conditions risk is the risk that a particular investment, or shares of the Fund in general, may fall in value due to current market conditions. As a means to fight inflation, which remains at elevated levels, the Federal Reserve and certain foreign central banks have raised interest rates and expect to continue to do so, and the Federal Reserve has announced that it intends to reverse previously implemented quantitative easing. U.S. regulators have proposed several changes to market and issuer regulations which would directly impact the Fund, and any regulatory changes could adversely impact the Fund’s ability to achieve its investment strategies or make certain investments. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a

Additional Information (Continued)
First Trust/abrdn Global Opportunity Income Fund (FAM)
June 30, 2023 (Unaudited)
whole, which may also heighten market volatility and reduce liquidity. The ongoing adversarial political climate in the United States, as well as political and diplomatic events both domestic and abroad, have and may continue to have an adverse impact the U.S. regulatory landscape, markets and investor behavior, which could have a negative impact on the Fund’s investments and operations. Other unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy. For example, in February 2022, Russia invaded Ukraine which has caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, and the United States. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments as well as Fund performance and liquidity. The economies of the United States and its trading partners, as well as the financial markets generally, may be adversely impacted by trade disputes and other matters. For example, the United States has imposed trade barriers and restrictions on China. In addition, the Chinese government is engaged in a longstanding dispute with Taiwan, continually threatening an invasion. If the political climate between the United States and China does not improve or continues to deteriorate, if China were to attempt invading Taiwan, or if other geopolitical conflicts develop or worsen, economies, markets and individual securities may be adversely affected, and the value of the Fund’s assets may go down. The COVID-19 global pandemic, or any future public health crisis, and the ensuing policies enacted by governments and central banks have caused and may continue to cause significant volatility and uncertainty in global financial markets, negatively impacting global growth prospects. While vaccines have been developed, there is no guarantee that vaccines will be effective against emerging future variants of the disease. As this global pandemic illustrated, such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Advancements in technology may also adversely impact markets and the overall performance of the Fund. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence. These events, and any other future events, may adversely affect the prices and liquidity of the Fund’s portfolio investments and could result in disruptions in the trading markets.

Cyber Security Risk. The Fund is susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future.

Emerging Markets Risk.  Investments in emerging market securities are considered speculative. In addition to the general risks of investing in non-U.S. securities, heightened risks of investing in emerging markets securities include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. The risks associated with investing in emerging market securities also include: greater political uncertainties, risk of market closure or manipulation, limited reliable access to capital, dependence on international trade or development assistance, overburdened infrastructures and environmental problems.  Emerging market countries also often have less uniformity in accounting and reporting requirements, unsettled securities laws, unreliable securities valuation and greater risks associated with custody of securities.  In addition, because the Public Company Accounting Oversight Board is generally restricted from inspecting the audit work and practices of registered accountants in certain emerging market countries there is the risk that material accounting and financial information about issuers in such countries may be unavailable or unreliable.
Shareholder claims that are available in the U.S. may be less reliable in emerging market countries, and claims that are available in the U.S., as well as regulatory oversight and authority that is common in the U.S., including for claims based on fraud, may be difficult or impossible for shareholders of securities in emerging market countries or for U.S. authorities to pursue.  The limitations associated with investments in emerging market companies could impact the Fund’s ability to achieve its investment objective.

Europe Risk. The Fund is subject to certain risks associated specifically with investments in securities of European issuers, in addition to the risks associated with investments in non-U.S. securities generally. Political or economic disruptions in European

Additional Information (Continued)
First Trust/abrdn Global Opportunity Income Fund (FAM)
June 30, 2023 (Unaudited)
countries, even in countries in which the Fund is not invested, may adversely affect security values and thus the Fund’s holdings. A significant number of countries in Europe are member states in the European Union (“EU”), and the member states no longer control their own monetary policies by directing independent interest rates for their currencies. In these member states, the authority to direct monetary policies, including money supply and official interest rates for the Euro, is exercised by the European Central Bank. In a 2016 referendum, the United Kingdom elected to withdraw from the EU (“Brexit”). After years of negotiations between the United Kingdom and the EU, a withdrawal agreement was reached whereby the United Kingdom formally left the EU. As the second largest economy among EU members, the implications of the United Kingdom’s withdrawal are difficult to gauge and cannot be fully known. Trade between the United Kingdom and the EU is highly integrated through supply chains and trade in services, as well as through multinational companies. The United Kingdom’s departure may negatively impact the EU and Europe as a whole by causing volatility within the EU, triggering prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU (thereby perpetuating political instability in the region).

Fixed Income Securities Risk.  An investment in fixed income securities is subject to certain risks, including:
•	Interest Rate Risk. Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. For fixed rate securities, when market interest rates rise, the market value of such securities generally will fall. Investments in fixed rate securities with long-term maturities may experience significant price declines if long-term interest rates increase. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments. This may lock in a below-market yield, increase the security’s duration and further reduce the value of the security. Fixed rate securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.
•	Issuer Risk. The value of fixed income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, leverage and reduced demand for the issuer’s goods and services.
•	Prepayment Risk. Prepayment risk is the risk that the issuer of a debt security will repay principal prior to the scheduled maturity date. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest the proceeds from such prepayment in lower yielding securities, which may result in a decline in the Fund’s income and distributions to common shareholders.
•	Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the Fund portfolio’s current earnings rate. Similarly, the yield-to-maturity of a security assumes that all coupons are reinvested at the prevailing rate. If rates fall, the actual yield realized on the security may be lower as the security’s coupons are reinvested at lower yields.

Forward Foreign Currency Exchange Contracts Risk. The Fund may use forward foreign currency exchange contracts for both hedging and investment purposes.  A forward foreign currency exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. The Fund may also invest in non-deliverable forward foreign currency exchange contracts (“NDFs”).  NDFs are similar to other forward foreign currency exchange contracts, but do not require or permit physical delivery of currency upon settlement.  Instead, settlement is made in cash based on the difference between the contracted exchange rate and the spot foreign exchange rate at settlement.
Forward foreign currency exchange contracts involve certain risks, including foreign currency risk, the risk of failure of the counterparty to perform its obligations under the contract, and liquidity risk.  For example, because forward currency exchange contracts are privately negotiated transactions, there can be no assurance that the Fund will be able to roll-over a forward currency exchange contract upon its expiration if it desires to do so. In addition, the principals who deal in the forward markets are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity, sometimes of significant duration. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period and prevailing market conditions.  Successful use of forward foreign currency exchange contracts depends on the portfolio manager’s skill in analyzing and predicting currency values, among other factors.  Forward contracts may substantially change the Fund’s exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as the portfolio manager anticipates.  There is no assurance that the portfolio manager’s use of forward currency contracts will be advantageous to the Fund.
When used for hedging purposes, the Fund is subject to the risk that the use of forward contracts may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged.  While forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the hedged currencies, they also may limit any potential gain that might result should the value of the currencies increase.  Hedging against a decline in the value of a

Additional Information (Continued)
First Trust/abrdn Global Opportunity Income Fund (FAM)
June 30, 2023 (Unaudited)
currency does not eliminate fluctuations in the value of a portfolio security traded in that currency or prevent a loss if the value of the security declines.  Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.  The projection of short-term currency market movements can be extremely difficult, and the successful execution of a hedging strategy can be highly uncertain.

Geographic Concentration Risk.  The Fund may invest from time to time a substantial amount of its assets in issuers located in a single country or region. Because the Fund may concentrate its investments in this manner, it assumes the risk that economic, political and social conditions in that country or region will have a significant impact on its investment performance, which may result in greater losses and volatility than if it had diversified its investments across a greater number of countries and regions.

Government Securities Risk.  The ability of a government issuer, especially in an emerging market country, to make timely and complete payments on its debt obligations will be strongly influenced by the government issuer’s balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of such commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a government issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations. There are no bankruptcy proceedings similar to those in the United States by which defaulted government debt may be collected. Additional factors that may influence a government issuer’s ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and the issuer’s policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies to which a government debtor may be subject.
The Fund’s investments in non-U.S. government securities have additional risks and considerations that may not typically be associated with investments in U.S. government securities.  Economies and social and political climates in individual countries may differ, and may differ unfavorably, from that of the United States. Non-U.S. economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced extremely high rates of inflation for many years. Unanticipated economic, political and social developments may also affect the values of the Fund’s investments and limit the availability of additional investments in such countries. Furthermore, such developments may significantly disrupt the financial markets or interfere with the Fund’s ability to enforce its rights against non-U.S. government issuers. Investments in debt instruments of issuers located in emerging market countries are considered speculative.

Illiquid and Restricted Securities Risk. The Fund may invest in securities that are restricted and/or illiquid securities.  Restricted securities are securities that cannot be offered for public resale unless registered under the applicable securities laws or that have a contractual restriction that prohibits or limits their resale.  Restricted securities may be illiquid as they generally are not listed on an exchange and may have no active trading market. Investments in restricted securities could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets and distributions may decline. This risk is more prevalent with respect to fixed income securities held by the Fund. Inflation creates uncertainty over the future real value (after inflation) of an investment. This risk is more prevalent with respect to debt securities. Inflation creates uncertainty over the future real value (after inflation) of an investment. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund investors.

Latin America Risk. The Fund is subject to certain risks specifically associated with investments in the securities of Latin American issuers. The economies of Latin American countries have in the past experienced considerable difficulties, including high inflation rates, high interest rates, high unemployment, government overspending and political instability. International economic conditions, particularly those in the United States, Europe and Asia, as well as world prices for oil and other commodities may also influence the development of Latin American economies. Many Latin American countries are highly reliant on the exportation of commodities and their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. Investments in Latin American countries may be subject to currency risks, such as restrictions on the flow of money in and out of a

Additional Information (Continued)
First Trust/abrdn Global Opportunity Income Fund (FAM)
June 30, 2023 (Unaudited)
country, extreme volatility relative to the U.S. dollar, and devaluation, all of which could decrease the value of investments in Latin American companies. Other Latin American investment risks may include inadequate investor protection, less developed regulatory, accounting, auditing and financial standards, unfavorable changes in laws or regulations, natural disasters, corruption and military activity. The governments of many Latin American countries may also exercise substantial influence over many aspects of the private sector, and any such exercise could have a significant effect on companies in which the Fund invests. Securities of companies in Latin America may also be subject to significant price volatility.

Leverage Risk. The use of leverage by the Fund can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return to the common shares will be less than if leverage had not been used. Leverage involves risks and special considerations for common shareholders including: (i) the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio without leverage; (ii) the risk that fluctuations in interest rates on borrowings will reduce the return to the common shareholders or will result in fluctuations in the dividends paid on the common shares; (iii) in a declining market, the use of leverage is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares; and (iv) when the Fund uses certain types of leverage, the investment advisory fee payable to the Advisor and by the Advisor to the Sub-Advisor will be higher than if the Fund did not use leverage.

Management Risk and Reliance on Key Personnel.  The implementation of the Fund’s investment strategy depends upon the continued contributions of certain key employees of the Advisor and Sub-Advisor, some of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management team could have a negative impact on the Fund.

Market Discount from Net Asset Value.  Shares of closed-end investment companies such as the Fund frequently trade at a discount from their net asset value. The Fund cannot predict whether its common shares will trade at, below or above net asset value.

Market Risk. Investments held by the Fund, as well as shares of the Fund itself, are subject to market fluctuations caused by real or perceived adverse economic conditions, political events, regulatory factors or market developments, changes in interest rates and perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations. In addition, local, regional or global events such as war, acts of terrorism, market manipulation, government defaults, government shutdowns, regulatory actions, political changes, diplomatic developments, the imposition of sanctions and other similar measures, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on the Fund and its investments. Any of such circumstances could have a materially negative impact on the value of the Fund’s shares, the liquidity of an investment, and may result in increased market volatility. During any such events, the Fund’s shares may trade at increased premiums or discounts to their net asset value, the bid/ask spread on the Fund’s shares may widen and the returns on investment may fluctuate.

Non-U.S. Securities and Currency Risk.  Investing in securities of non-U.S. issuers may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) non-U.S. markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events as well as of foreign governmental laws or restrictions and differing legal standards; (vi) certain non-U.S. countries may impose restrictions on the ability of non-U.S. issuers to make payments of principal and interest to investors located in the United States due to blockage of non-U.S. currency exchanges or otherwise; and (vii) withholding and other non-U.S. taxes may decrease the Fund’s return. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. In addition, there may be difficulty in obtaining or enforcing a court judgment abroad, including in the event the issuer of a non-U.S. security defaults or enters bankruptcy administration or other proceedings. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region or in emerging markets. Because the Fund may invest in securities denominated or quoted in non-U.S. currencies, changes in the non-U.S. currency/United States dollar exchange rate may affect the value of the Fund’s securities and the unrealized appreciation or depreciation of investments. While certain of the Fund’s non-U.S. dollar-denominated securities may be hedged into U.S. dollars, hedging may not alleviate all currency risks.
Recent developments in relations between the U.S. and China had heightened concerns of increased tariffs and restrictions on trade between the two countries. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on global markets, including the economy of Asian countries, and a commensurately negative impact on the Fund.

Additional Information (Continued)
First Trust/abrdn Global Opportunity Income Fund (FAM)
June 30, 2023 (Unaudited)
Operational Risk. The Fund is subject to risks arising from various operational factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund relies on third parties for a range of services, including custody.  Any delay or failure relating to engaging or maintaining such service providers may affect the Fund’s ability to meet its investment objective. Although the Fund and the Advisor seek to reduce these operational risks through controls and procedures, there is no way to completely protect against such risks.

Potential Conflicts of Interest Risk. First Trust, abrdn Inc. (“abrdn”) and the portfolio managers have interests which may conflict with the interests of the Fund. In particular, First Trust and abrdn currently manage and may in the future manage and/or advise other investment funds or accounts with the same or substantially similar investment objectives and strategies as the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to First Trust (and by First Trust to abrdn) for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on managed assets. Therefore, First Trust and abrdn have a financial incentive to leverage the Fund.

Valuation Risk.  Unlike publicly traded common stock which trades on national exchanges, there is no central place or exchange for certain debt securities trading. Debt securities generally trade on an “over-the-counter” market which may be anywhere in the world where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of certain debt securities may carry more risk than that of common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing.

Advisory and Sub-Advisory Agreements
Board Considerations Regarding Approval of Continuation of Investment Management and Investment Sub-Advisory Agreements
The Board of Trustees of First Trust/abrdn Global Opportunity Income Fund (the “Fund”), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the “Advisory Agreement”) between the Fund and First Trust Advisors L.P. (the “Advisor”) and the Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Fund, the Advisor and abrdn Inc. (the “Sub-Advisor”).  The Board approved the continuation of the Agreements for a one-year period ending June 30, 2024 at a meeting held on June 4–5, 2023.  The Board determined that the continuation of the Agreements is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its business judgment.
To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the “1940 Act”), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements.  At meetings held on April 17, 2023 and June 4–5, 2023, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and the Sub-Advisor responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined:  the services provided by the Advisor and the Sub-Advisor to the Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by the Fund and the sub-advisory fee rate as compared to fees charged to a peer group of funds (the “Expense Group”) and a broad peer universe of funds (the “Expense Universe”), each assembled by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent source, and as compared to fees charged to other clients of the Advisor and the Sub-Advisor; the expense ratio of the Fund as compared to expense ratios of the funds in the Fund’s Expense Group and Expense Universe; performance information for the Fund, including comparisons of the Fund’s performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the “Performance Universe”), each assembled by Broadridge; the nature of expenses incurred in providing services to the Fund and the potential for the Advisor and the Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for the Sub-Advisor; any indirect benefits to the Advisor and the Sub-Advisor; and information on the Advisor’s and the Sub-Advisor’s compliance programs.  The Board reviewed initial materials with the Advisor at the meeting held on April 17, 2023, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and the Sub-Advisor.  Following the April meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 4–5, 2023 meeting, as well as at the June meeting.  The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and the Sub-Advisor continue to be reasonable business arrangements from the Fund’s perspective.  The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements.  The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor and the Sub-Advisor manage the Fund.

Additional Information (Continued)
First Trust/abrdn Global Opportunity Income Fund (FAM)
June 30, 2023 (Unaudited)
In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor under the Agreements.  With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed all of the services provided by the Advisor to the Fund, including the oversight of the Sub-Advisor, as well as the background and experience of the persons responsible for such services.  The Board noted that the Advisor oversees the Sub-Advisor’s day-to-day management of the Fund’s investments, including portfolio risk monitoring and performance review.  In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor’s, the Sub-Advisor’s and the Fund’s compliance with the 1940 Act, as well as the Fund’s compliance with its investment objectives, policies and restrictions.  The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Fund.  Finally, as part of the Board’s consideration of the Advisor’s services, the Advisor, in its written materials and at the April 17, 2023 meeting, described to the Board the scope of its ongoing investment in additional personnel and infrastructure to maintain and improve the quality of services provided to the Fund and the other funds in the First Trust Fund Complex.  With respect to the Sub-Advisory Agreement, the Board reviewed the materials provided by the Sub-Advisor and considered the services that the Sub-Advisor provides to the Fund, including the Sub-Advisor’s day-to-day management of the Fund’s investments.  In considering the Sub-Advisor’s management of the Fund, the Board noted the background and experience of the Sub-Advisor’s portfolio management team, including the Board’s prior meetings with members of the portfolio management team.  In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objectives, policies and restrictions.
The Board considered the advisory and sub-advisory fee rates payable under the Agreements for the services provided.  The Board noted that the sub-advisory fee is paid by the Advisor from its advisory fee.  The Board received and reviewed information showing the fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisor to other fund and non-fund clients, as applicable.  With respect to the Expense Group, the Board, at the April 17, 2023 meeting, discussed with Broadridge its methodology for assembling peer groups and discussed with the Advisor limitations in creating a relevant peer group for the Fund, including that (i) not all peer funds employ an advisor/sub-advisor management structure; (ii) certain peer fund assets are larger than those of the Fund, in which case the comparison causes the fixed expenses of the Fund to be larger on a percentage basis; (iii) the Fund invests predominately in foreign assets, which typically cost more to custody than domestic assets, and some of the peer funds have limited foreign allocations; and (iv) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult.  The Board took these limitations into account in considering the peer data.  Based on the information provided, the Board noted that the contractual advisory fee rate payable by the Fund, based on average managed assets, was above the median contractual advisory fee of the peer funds in the Expense Group.  With respect to fees charged to other clients, the Board considered differences between the Fund and other clients that limited their comparability.  In considering the advisory fee rate overall, the Board also considered the Advisor’s statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor’s demonstrated long-term commitment to the Fund and the other funds in the First Trust Fund Complex.
The Board considered performance information for the Fund.  The Board noted the process it has established for monitoring the Fund’s performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor and Sub-Advisor for the Fund.  The Board determined that this process continues to be effective for reviewing the Fund’s performance.  The Board received and reviewed information comparing the Fund’s performance for periods ended December 31, 2022 to the performance of the funds in the Performance Universe and to that of a blended benchmark index.  In reviewing the Fund’s performance as compared to the performance of the Performance Universe, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund.  Based on the information provided on net asset value performance, the Board noted that the Fund underperformed the Performance Universe median and the blended benchmark index for the one-, three-, five- and ten-year periods ended December 31, 2022.  The Board noted the Advisor’s discussion of the Fund’s performance at the April 17, 2023 meeting.  In addition, the Board considered information provided by the Advisor on the impact of leverage on the Fund’s returns.  The Board also received information on the Fund’s annual distribution rate as of December 31, 2022 and the Fund’s average trading discount for various periods and comparable information for a peer group.
On the basis of all the information provided on the fees, expenses and performance of the Fund and the ongoing oversight by the Board, the Board concluded that the advisory and sub-advisory fees continue to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor and the Sub-Advisor to the Fund under the Agreements.
The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Fund at current asset levels and whether the Fund may benefit from any economies of scale.  The Board noted the Advisor’s statement that it believes that its expenses relating to providing advisory services to the Fund will increase during the next twelve months as the Advisor continues to build infrastructure and add new staff.  The Board concluded that due to the

Additional Information (Continued)
First Trust/abrdn Global Opportunity Income Fund (FAM)
June 30, 2023 (Unaudited)
Fund’s closed-end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to the Fund for the twelve months ended December 31, 2022 and the estimated profitability level for the Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period.  The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor’s profitability level for the Fund was not unreasonable.  In addition, the Board considered indirect benefits described by the Advisor that may be realized from its relationship with the Fund, including the Advisor’s compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement.  The Board concluded that the character and amount of potential indirect benefits to the Advisor were not unreasonable.
The Board considered the Sub-Advisor’s statements that the Sub-Advisor manages the Fund in a similar fashion to other accounts with similar strategies and therefore works to achieve economies of scale through relationships with brokers, administrative systems and other operational efficiencies, and that the Sub-Advisor expects shareholders of the Fund to continue to experience indirect benefits from economies of scale efficiencies.  The Board noted that the Advisor pays the Sub-Advisor from its advisory fee and its understanding that the Fund’s sub-advisory fee rate was the product of an arm’s length negotiation.  The Board did not review the profitability of the Sub-Advisor with respect to the Fund.  The Board concluded that the profitability analysis for the Advisor was more relevant.  The Board considered indirect benefits that may be realized by the Sub-Advisor from its relationship with the Fund, and noted the Sub-Advisor’s statements that the Sub-Advisor absorbs all research costs directly (i.e., the Sub-Advisor pays for research from its profits and losses), and that the Sub-Advisor does not participate in any soft dollar or commission sharing relationships.  The Board concluded that the character and amount of potential indirect benefits to the Sub-Advisor were not unreasonable.
Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund.  No single factor was determinative in the Board’s analysis.

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187
INVESTMENT SUB-ADVISOR
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
TRANSFER AGENT
Computershare, Inc.
P.O. Box 505000
Louisville, KY 40233
ADMINISTRATOR,
FUND ACCOUNTANT, AND
CUSTODIAN
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606
LEGAL COUNSEL
Chapman and Cutler LLP
320 South Canal Street
Chicago, IL 60606

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	There have been no changes, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities For Closed-End Management Investment Companies.

(a)	Not applicable.
(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	First Trust/abrdn Global Opportunity Income Fund
By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	August 30, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James M. Dykas
James M. Dykas, President and Chief Executive Officer (principal executive officer)
Date:	August 30, 2023
By (Signature and Title)*	/s/ Derek D. Maltbie
Derek D. Maltbie, Treasurer, Chief Financial Officer and Chief Accounting Officer (principal financial officer)
Date:	August 30, 2023

* Print the name and title of each signing officer under his or her signature.